UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K/A
Amendment No. 1
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 13, 2011
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	53-0261100
(State of incorporation)	(IRS Employer Identification Number)
6110 EXECUTIVE BOULEVARD, SUITE 800, ROCKVILLE, MARYLAND 20852
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (301) 984-9400
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Washington Real Estate Investment Trust (“WRIT”), in order to provide the financial statements required to be included in the Current Report on Form 8-K, filed on September 15, 2011, hereby amends the following items, as set forth in the pages attached hereto.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

1.	1140 Connecticut Avenue - Audited Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2010.

2.
Braddock Metro Center - Audited Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2010 and unaudited Statement of Revenues and Certain Operating Expenses for the nine months ended September 30, 2011.

3.
John Marshall II - Audited Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2010 and unaudited Statement of Revenues and Certain Operating Expenses for the nine months ended September 30, 2011.

In acquiring the properties listed above, WRIT evaluated among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). The results of the interim period are not necessarily indicative of the results to be obtained for the full fiscal year. However, after reasonable inquiry, management is not aware of any material factors affecting these properties that would cause the reported financial information not to be indicative of their future operating results.

(b)	Pro Forma Financial Information

The following pro forma financial statements reflecting the property acquisitions listed above (as defined in Regulation S-X) are filed as an exhibit hereto:

1.	WRIT Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2010 and the nine months ended September 30, 2011.

(c)	Exhibits

23. Consent of Baker Tilly Virchow Krause LLC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WASHINGTON REAL ESTATE INVESTMENT TRUST

By: /s/ Laura M. Franklin
Laura M. Franklin
Executive Vice President Accounting,
Administration and Corporate Secretary

Date: November 23, 2011

Independent Auditors’ Report

To the Board of Trustees
Washington Real Estate Investment Trust
Rockville, Maryland

We have audited the accompanying Statement of Revenues and Certain Operating Expenses of 1140 Connecticut Avenue (the "Property") for the year ended December 31, 2010. This financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Property for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Baker Tilly Virchow Krause, LLP

Tysons Corner, Virginia
November 21, 2011

1140 CONNECTICUT AVENUE

Statement of Revenues and Certain Operating Expenses

Year Ended December 31, 2010 (in thousands)

Revenues
Base rents	$6,637
Parking revenue	743
Expense recoveries	529
Other revenue	8

Total revenues	7,917
Certain Operating Expenses
Real estate taxes	1,265
Contract services	786
Repairs, maintenance and supplies	615
Utilities	557
Other expenses	217
Insurance	77

Total certain operating expenses	3,517

Revenues in Excess of Certain Operating Expenses	$4,400

The accompanying notes are an integral part of these financial statements.

1140 CONNECTICUT AVENUE

Notes to the Financial Statement

December 31, 2010

NOTE 1 - BASIS OF PRESENTATION

1140 Connecticut Avenue (the "Property") is an office building consisting of approximately 165,000 square feet of rentable office space, approximately 10,000 square feet of rentable street level retail space, and a three-level parking garage, located at 1140 Connecticut Avenue in Northwest Washington, D.C. Washington Real Estate Investment Trust (“WRIT”) purchased the Property on January 11, 2011.

The Statement of Revenues and Certain Operating Expenses (the “Financial Statement”) has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings made by WRIT with the SEC. This financial statement includes the revenue and certain operating expenses of the Property, exclusive of the following expenses which may not be comparable to the future operations:

a) Interest expense on mortgages and borrowings, in existence prior to acquisition by WRIT
b) Depreciation of property and equipment
c) Management and leasing fees
d) Certain corporate and administrative expenses
e) Provision for income taxes

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition - The Property reports base rental revenue on a straight-line basis over the term of the respective leases. Base rent consists of minimum rental payments made by tenants, adjusted for minimum escalations in annual rent. The Property accounts for leases with its tenants as operating leases as substantially all of the benefits and risks of ownership of the property under lease have not been transferred to the respective tenants. Expense recoveries include real estate taxes and operating expenses and are recognized in the period in which they occur, and are computed based on final operating expenses for the year in accordance with the lease agreements. Parking revenue is recognized as services are rendered. As of December 31, 2010, the occupancy of the building was 97.7 percent.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimated amounts.

NOTE 3 - MINIMUM FUTURE LEASE RENTALS

Future minimum base rent due under noncancelable operating leases in effect as of December 31, 2010 and expiring at various dates through 2020, is as follows (in thousands):

Year ending December 31, 2011	6,300
2012	6,292
2013	4,991
2014	4,210
2015	3,140
Thereafter	8,507
$33,440

1140 CONNECTICUT AVENUE

Notes to the Financial Statement

December 31, 2010

NOTE 3 - TENANT CONCENTRATION

For the year ended December 31, 2010, four tenants accounted for 14 percent, 12 percent, 11 percent and 10 percent of the Property’s base rental revenue, with the respective leases expiring on various dates ranging from 2011 through 2015.

NOTE 4 - SUBSEQUENT EVENTS

In preparing the financial statement, the management has evaluated subsequent events and updated the financial statement, if appropriate, through November 21, 2011, the date the accompanying financial statements were available to be issued.

Independent Auditors’ Report

To the Board of Trustees
Washington Real Estate Investment Trust
Rockville, Maryland

We have audited the accompanying Statements of Revenues and Certain Operating Expenses of Braddock Metro Center (the "Property") for the year ended December 31, 2010. These financial statements are the responsibility of the Property’s management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Property for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Baker Tilly Virchow Krause, LLP

Tysons Corner, Virginia
November 21, 2011

BRADDOCK METRO CENTER

Statements of Revenues and Certain Operating Expenses

Year Ended December 31, 2010 and the nine months ended September 30, 2011

	Year Ended December 31, 2010	Nine Months Ended September 30, 2011 (unaudited)
	(in thousands)	(in thousands)
Revenues
Base rents	$9,506	$8,128
Parking revenue	605	462
Expense recoveries	197	88
Other revenue	17	23

Total revenues	10,325	8,701

Certain Operating Expenses
Real estate taxes	889	685
Utilities	866	640
Contract services	637	425
Salaries and wages	535	387
Other expenses	343	207
Repairs, maintenance and supplies	301	187
Insurance	66	105

Total certain operating expenses	3,637	2,636

Revenues in Excess of Certain Operating Expenses	$6,688	$6,065

The accompanying notes are an integral part of these financial statements.

BRADDOCK METRO CENTER

Notes to the Financial Statements

December 31, 2010

NOTE 1 - BASIS OF PRESENTATION

Braddock Metro Center (the "Property") consists of four office buildings consisting of approximately 345,000 square feet of rentable office space with a two-level parking garage located at 1310, 1320, 1330, and 1340 Braddock Place in Alexandria, Virginia. The operations of the Property primarily consist of leasing office space to fourteen tenants. Washington Real Estate Investment Trust (“WRIT”) purchased the Property on September 13, 2011.

The Statements of Revenues and Certain Operating Expenses (the “Financial Statements”) have been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings made by WRIT with the SEC. These Financial Statements include the revenues and certain operating expenses of the Property, exclusive of the following expenses which may not be comparable to the future operations:

a) Interest expense on mortgages and borrowings, in existence prior to acquisition by WRIT
b) Depreciation of property and equipment
c) Management and leasing fees
d) Certain corporate and administrative expenses
e) Provision for income taxes

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition - The Property reports base rental revenue on a straight-line basis over the term of the respective leases. Base rent consists of minimum rental payments made by tenants, adjusted for minimum escalations in annual rent. The Property accounts for leases with its tenants as operating leases as substantially all of the benefits and risks of ownership of the property under lease have not been transferred to the respective tenants. Expense recoveries include real estate taxes and operating expenses and are recognized in the period in which they occur, and are computed based on final operating expenses for the year in accordance with the lease agreements. Parking revenue is recognized as services are rendered. As of December 31, 2010 and September 30, 2011, the occupancy of the building was 92.0 percent and 93.1 percent, respectively.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimated amounts.

NOTE 3 - MINIMUM FUTURE LEASE RENTALS

Future minimum base rents due under noncancelable operating leases in effect as of December 31, 2010, and expiring at various dates through 2021, is as follows (in thousands):

Year ending December 31, 2011	$10,126
2012	10,793
2013	9,226
2014	9,164
2015	8,342
Thereafter	19,043
$66,694

BRADDOCK METRO CENTER

Notes to the Financial Statements

December 31, 2010

NOTE 4 - TENANT CONCENTRATION

For the year ended December 31, 2010, three tenants account for 43 percent, 18 percent and 11 percent of the Property’s base rental revenue, with the respective leases expiring on various dates ranging from 2012 to 2017.

NOTE 5 - SUBSEQUENT EVENTS
In preparing the financial statements, management has evaluated subsequent events and updated the financial statements, if appropriate, through November 21, 2011, the date the accompanying financial statements were available to be issued.

Independent Auditors’ Report

To the Board of Trustees
Washington Real Estate Investment Trust
Rockville, Maryland

We have audited the accompanying Statements of Revenues and Certain Operating Expenses of John Marshall II (the "Property") for the year ended December 31, 2010. These financial statements are the responsibility of the Property’s management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Property for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Baker Tilly Virchow Krause, LLP

Tysons Corner, Virginia
November 21, 2011

JOHN MARSHALL II

Statements of Revenues and Certain Operating Expenses

Year Ended December 31, 2010 and the Nine Months Ended September 30, 2011

	Year Ended December 31, 2010	Nine Months Ended September 30, 2011 (unaudited)
	(in thousands)	(in thousands)
Revenues
Base rents	$4,721	$3,637
Expense recoveries	2,639	1,952
Other revenue	24	19

Total revenues	7,384	5,608

Certain Operating Expenses
Real estate taxes	837	602
Utilities	459	358
Contract services	359	259
Repairs, maintenance and supplies	272	122
Salaries and wages	270	199
Other expenses	187	159
Insurance	38	29

Total certain operating expenses	2,422	1,728

Revenues in Excess of Certain Operating Expenses	$4,962	$3,880

The accompanying notes are an integral part of these financial statements.

JOHN MARSHALL II

Notes to the Financial Statements

December 31, 2010

NOTE 1 - BASIS OF PRESENTATION

John Marshall II (the "Property") is a Class “A” office building consisting of approximately 223,000 square feet of rentable office space with a detached shared seven-level parking garage located at 8283 Greensboro Drive in Tysons Corner, Virginia. The operations of the Property primarily consist of leasing office space to a single tenant. Washington Real Estate Investment Trust (“WRIT”) purchased the Property on September 15, 2011.

The Statements of Revenues and Certain Operating Expenses (the “Financial Statements”) have been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings made by WRIT with the SEC. These Financial Statements include the revenues and certain operating expenses of the Property, exclusive of the following expenses which may not be comparable to the future operations:

a) Interest expense on mortgages and borrowings, in existence prior to acquisition by WRIT
b) Depreciation of property and equipment
c) Management and leasing fees
d) Certain corporate and administrative expenses
e) Provision for income taxes

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition - The Property reports base rental revenue on a straight-line basis over the term of the respective leases. Base rent consists of minimum rental payments made by tenants, adjusted for minimum escalations in annual rent. The Property accounts for leases with its tenants as operating leases as substantially all of the benefits and risks of ownership of the property under lease have not been transferred to the respective tenants. Expense recoveries include real estate taxes and operating expenses and are recognized in the period in which they occur, and are computed based on final operating expenses for the year in accordance with the lease agreements. As of December 31, 2010 and September 30, 2011, the occupancy of the building was 100 percent.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimated amounts.

NOTE 3 - MINIMUM FUTURE LEASE RENTALS

Future minimum base rents due under noncancelable operating leases (Note 5) in effect as of December 31, 2010, is as follows (in thousands):

Year ending December 31, 2011	$4,882
2012	4,889
2013	4,890
2014	4,892
2015	4,893
Thereafter	430
$24,876

JOHN MARSHALL II

Notes to the Financial Statements

December 31, 2010

NOTE 4 - TENANT CONCENTRATION

For the year ended December 31, 2010, one tenant accounted for 99.7 percent of the Property’s rental income under one lease agreement expiring in 2016.

NOTE 5 - SUBSEQUENT EVENTS

In preparing the financial statements, management has evaluated subsequent events and updated the financial statements, if appropriate, through November 21, 2011, the date the accompanying financial statements were available to be issued.

WASHINGTON REAL ESTATE INVESTMENT TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The pro forma statements of operations for the year ended December 31, 2010, and the nine months ended September 30, 2011, present the pro forma results of operations as if the acquisitions had taken place as of the beginning of the year ended December 31, 2010. The pro forma statements of operations illustrate the operating results of 1140 Connecticut Avenue, Braddock Metro Center and John Marshall II, which represent the substantial majority of the properties previously acquired during 2011 necessary to develop the pro forma results for WRIT. Explanations or details of the pro forma adjustments are in the notes to the financial statements.

WRIT purchased 1140 Connecticut Avenue, Braddock Metro Center and John Marshall II on the following dates:

Acquisition Date	Property Name
January 11, 2011	1140 Connecticut Avenue
September 13, 2011	Braddock Metro Center
September 15, 2011	John Marshall II

The unaudited consolidated pro forma financial information is not necessarily indicative of what WRIT's actual results of operations would have been had these transactions been consummated on the dates indicated, nor does it purport to represent WRIT's results of operations or financial position for any future period. The pro forma results of operations for the periods ended December 31, 2010 and September 30, 2011 are not necessarily indicative of the operating results for these periods.

The unaudited consolidated pro forma financial information should be read in conjunction with WRIT's Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 15, 2011, announcing the acquisitions; the consolidated financial statements and notes thereto included in WRIT's Annual Report on Form 10-K for the year ended December 31, 2010 and WRIT's Quarterly Report on Form 10-Q for the period ended September 30, 2011; and the Statement of Revenues and Certain Operating Expenses included elsewhere in this Form 8-K/A. In management's opinion, all adjustments necessary to reflect these acquisitions and related transactions have been made.

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	WRIT	1140 Connecticut Avenue (7)	Braddock Metro Center (7)	John Marshall II (7)	Total All Properties		Pro Forma
Revenue
Real estate rental revenue	$212,819	$200	$8,125	$5,310	$13,635		$226,454
		—	(366)	204	(162)	(1),(6)	(162)
		—	(856)	—	(856)	(2),(6)	(856)
	212,819	200	6,903	5,514	12,617		225,436
Expenses
Real estate expenses	71,124	81	2,547	1,698	4,326		75,450
		—	194	109	303	(3),(6)	303
Depreciation and amortization	67,899	112	3,938	3,034	7,084	(4),(6)	74,983
General and administrative	11,588				—		11,588
	150,611	193	6,679	4,841	11,713		162,324
Other income (expense)
Interest expense	(50,266)	(87)	—	(2,388)	(2,475)	(5),(6)	(52,741)
Acquisition costs	(3,571)				—		(3,571)
Other income	886				—		886
	(52,951)	(87)	—	(2,388)	(2,475)		(55,426)
Income from continuing operations	9,257	(80)	224	(1,715)	(1,571)		7,686
Discontinued operations:
Gain on sale of real estate	56,639						56,639
Income from operations of properties held for sale	9,522						9,522
Income tax benefit (expense)	(1,138)						(1,138)
Net income	74,280	(80)	224	(1,715)	(1,571)		72,709
Less: Net income attributable to noncontrolling interests in subsidiaries	(85)						(85)
Net income attributable to the controlling interests	$74,195	$(80)	$224	$(1,715)	$(1,571)		$72,624
Basic net income attributable to the controlling interests per share:
Continuing operations	$0.14						$0.12
Discontinued operations	0.98						0.98
Net income attributable to the controlling interests per share	$1.12						$1.10
Diluted net income attributable to the controlling interests per share:
Continuing operations	$0.14						$0.12
Discontinued operations	0.98						0.98
Net income attributable to the controlling interests per share	$1.12						$1.10
Weighted average shares outstanding - basic	65,953						65,953
Weighted average shares outstanding - diluted	65,987						65,987

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(1)    Represents amortization of the net intangible lease asset or liability based on the remaining life of the acquired leases.

(2)    Represents straight-line rent adjustment.

(3)    Represents property management costs incurred by the properties.

(4)     Represents depreciation over 30 years, based on the fair value of building and improvements, plus amortization of tenant origination costs, FAS 141 leasing commissions and FAS 141 absorption over the remaining life of the acquired leases.

(5)     Represents interest expense on the mortgage assumed with the John Marshall II acquisition and the borrowing on unsecured lines of credit to partially fund the acquisitions of John Marshall II and 1140 Connecticut Avenue.

(6)     The table below illustrates the pro forma adjustments for each property (in thousands):

		1140 Connecticut Avenue	Braddock Metro Center	John Marshall II	Total All Properties
(1)	Amortization of lease intangibles, net	$—	$(366)	$204	$(162)
(2)	Straight line rent adjustment	$—	$(856)	$—	$(856)
(3)	Property management costs	$—	$194	$109	$303
(4)	Depreciation and amortization	$112	$3,938	$3,034	$7,084
(5)	Interest expense	$(87)	$—	$(2,388)	$(2,475)

(7)    Represents adjustments for 1/1/2011 through the dates of acquisition. WRIT's consolidated statements of income for the period ended September 30, 2011 already include the operating results of Braddock Metro Center and John
Marshall II subsequent to their acquisition dates of September 13, 2011 and September 15, 2011, respectively.
Accordingly, the gross income and direct operating expenses from the historical summaries for the period ended
September 30, 2011 for these two properties have been adjusted to remove the operating results for portions of
September 2011 subsequent to their respective acquisition dates, which are already included in WRIT's consolidated statements of income for the period ended September 30, 2011.

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2010
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	WRIT	1140 Connecticut Avenue	Braddock Metro Center	John Marshall II	Total All Properties		Pro Forma
Revenue
Real estate rental revenue	258,490	7,917	10,325	7,384	25,626		284,116
		186	(488)	271	(31)	(1),(6)	(31)
		286	672	—	958	(2),6)	958
	258,490	8,389	10,509	7,655	26,553		285,043
Expenses
Real estate expenses	86,660	3,517	3,637	2,422	9,576		96,236
		192	273	142	607	(3),(6)	607
Depreciation and amortization	80,066	4,168	5,251	4,045	13,464	(4),(6)	93,530
General and administrative	14,406				—		14,406
	181,132	7,877	9,161	6,609	23,647		204,779
Other income (expense)
Interest expense	(67,229)	(126)	—	(3,239)	(3,365)	(5),(6)	(70,594)
Acquisition costs	(1,161)				—		(1,161)
Other income	1,193				—		1,193
Loss on extinguishment of debt	(9,176)				—		(9,176)
Gain from non-disposal activities	7				—		7
	(76,366)	(126)	—	(3,239)	(3,365)		(79,731)
Income from continuing operations	992	386	1,348	(2,193)	(459)		533
Discontinued operations:
Gain on sale of real estate	21,599						21,599
Income from operations of properties held for sale	14,968						14,968
Net income	37,559	386	1,348	(2,193)	(459)		37,100
Less: Net income attributable to noncontrolling interests in subsidiaries	(133)						(133)
Net income attributable to the controlling interests	$37,426	$386	$1,348	$(2,193)	$(459)		$36,967
Basic net income attributable to the controlling interests per share:
Continuing operations	$0.01						$0.01
Discontinued operations	0.59						0.59
Net income attributable to the controlling interests per share	$0.60						$0.60
Diluted net income attributable to the controlling interests per share:
Continuing operations	$0.01						$0.01
Discontinued operations	0.59						0.59
Net income attributable to the controlling interests per share	$0.60						$0.60
Weighted average shares outstanding - basic	62,140						62,140
Weighted average shares outstanding - diluted	62,264						62,264

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(1)    Represents amortization of the net intangible lease asset or liability based on the remaining life of the acquired leases.

(2)    Represents straight-line rent adjustment.

(3)    Represents property management costs incurred by the properties.

(4)     Represents depreciation over 30 years, based on the fair value of building and improvements, plus amortization of tenant origination costs, FAS 141 leasing commissions and FAS 141 absorption over the remaining life of the acquired leases.

(5)     Represents interest expense on the mortgage assumed with the John Marshall II acquisition and the borrowing on unsecured lines of credit to partially fund the acquisitions of John Marshall II and 1140 Connecticut Avenue.

(6)     The table below illustrates the pro forma adjustments for each property (in thousands):

		1140 Connecticut Avenue	Braddock Metro Center	John Marshall II	Total All Properties
(1)	Amortization of lease intangibles, net	$186	$(488)	$271	$(31)
(2)	Straight line rent adjustment	$286	$672	$—	$958
(3)	Property management costs	$192	$273	$142	$607
(4)	Depreciation and amortization	$4,168	$5,251	$4,045	$13,464
(5)	Interest expense	$(126)	$—	$(3,239)	$(3,365)